EXHIBIT 24
    POWER OF ATTORNEY

Know all by these presents, that Thomas Robert Anderson hereby constitutes and appoints James J. Peterson, David R. Sonksen, Ralph Brandi, Debbie Weber and
John M. Holtrust, or any of them acting singly, each with full power of substitution, Thomas Robert Anderson's true and lawful attorney in fact to:

(1) execute for and on behalf of Thomas Robert Anderson, in Thomas Robert
Anderson's capacity as an executive officer and/or director of MICROSEMI
CORPORATION (the "Company"):  (i) a Form 3, Initial Statement of Beneficial
Ownership of Securities; (ii) a Form 4, Statement of Changes in Beneficial
Ownership of Securities; and (iii) a Form 5, Annual Statement of Beneficial
Ownership of Securities,  in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on behalf of Thomas Robert
Anderson which may be necessary or desirable to complete and execute such
Form 3, Form 4, and Form 5 report(s) and to timely file such Form(s) with the
United States Securities and Exchange Commission and any stock exchange or similar authority; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, Thomas Robert Anderson, it being understood that the documents executed by such attorney in fact on behalf of Thomas Robert Anderson pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

Thomas Robert Anderson hereby grants to such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as Thomas Robert Anderson might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  Thomas Robert Anderson acknowledges that the foregoing attorney in fact, in serving in such capacity at the request of Thomas Robert
Anderson, is not assuming, nor is the Company assuming, any of Thomas Robert
Anderson's responsibility to comply with Section 16 of the Securities Exchange
Act of 1934.

This Power of Attorney shall remain in full force and effect until revoked by Thomas Robert Anderson in a signed writing delivered to the foregoing attorney in fact.

IN WITNESS WHEREOF, Thomas Robert Anderson has caused this Power of Attorney to be executed as of this 29th day of August, 2002.

      /s/ Thomas Robert Anderson
      Signature